                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             MFS Institutional Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

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

                           MFS(R) INSTITUTIONAL TRUST

                MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
           MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                  MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                  MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND 500 Boylston

                      Street, Boston, Massachusetts 02116

                 Notice of a Special Meeting of Shareholders
                          To be held on March 23, 2005

A Special Meeting of Shareholders of each of the above referenced funds (each, a "Fund" and collectively, the "Funds") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m. on Wednesday, March 23, 2005, for the following purposes:

ITEM 1.  To elect Lawrence H. Cohn, M.D., David H. Gunning, William R.
         Gutow, Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of the MFS Institutional Trust (the "Trust"), of which each of the above referenced Funds is a series; and

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Fund will hold a separate meeting. Shareholders of all Funds will vote together as a single class with respect to Item 1.

     THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

Only a Fund's shareholders of record on January 18, 2005 will be entitled to vote at that Fund's Meeting of Shareholders.

                                    By order of the Board of Trustees
                                    JAMES R. BORDEWICK, JR.
                                    Assistant Secretary and Assistant Clerk

February 3, 2005

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                           MFS(R) INSTITUTIONAL TRUST

                MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

           MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND

                  MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

                  MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

                                Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Institutional Trust (the "Trust"), of which each of the above referenced funds (each, a "Fund" and collectively, the "Funds") is a series, to be used at the Meeting of Shareholders of each Fund (each, a "Meeting") to be held at 9:30 a.m. on March 23, 2005 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Management Information Services Corporation ("MIS"), 60 Research Road, Hingham, Massachusetts 02043, or delivered at a Meeting. On January 18, 2005, the following number of shares were outstanding for each Fund:

                                                                   # OF SHARES
                TRUST                                              OUTSTANDING
--------------------------------------------------------------------------------
MFS Institutional International Equity Fund                      47,351,551.48
MFS Institutional International Research Equity Fund              9,414,199.11
MFS Institutional Large Cap Growth Fund                           8,075,506.15
MFS Institutional Large Cap Value Fund                            9,810,053.88

Shareholders of record at the close of business on January 18, 2005 will be entitled to one vote for each dollar of net asset value held on that date, and each fractional dollar amount is entitled to a proportionate fractional vote. The shareholders of each Fund will vote together as a single class with respect to the election of the Trust's Trustees.

Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor retained by the Trust, by automated telephone service or by mail using the enclosed proxy.

The mailing address of each Fund is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about February 3, 2005. In addition to soliciting proxies by mail, the Trustees of the Trust and employees of Massachusetts Financial Services Company ("MFS"), the Trust's investment adviser and administrator, may solicit proxies in person or by telephone.

A copy of each Fund's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Institutional Advisers, Inc., 500 Boylston Street, Boston, Massachusetts 02116, or by telephoning toll-free (877) 960-6077.

ITEM 1 -- ELECTION OF TRUSTEES
The Board of Trustees, which oversees each Fund, provides broad supervision over the affairs of each Fund. MFS is responsible for the investment management of each Fund's assets and for providing a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

Effective March 22, 2005, the Board has fixed the number of Trustees of the Trust at eleven. The Nomination and Compensation Committee of the Board of Trustees makes recommendations concerning the nominees for Trustees and consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or of MFS. Those Trustees who are not "interested persons" of the Trust or of MFS are referred to as "Independent Trustees" throughout this Proxy Statement. The Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the nominees described in the following pages, and the Board of Trustees has nominated such individuals. The Board of Trustees recommends that you vote in favor of their election.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of the Trust.

Dr. Cohn, Messrs. Gunning, Gutow, Hegarty, Ives, Perera and Sherratt and Ms. Lane are currently Trustees of the Trust. Messrs. Manning and Pozen and Ms. Thomsen currently are not Trustees of any Trust, although Messrs. Manning and Pozen previously served as Trustees of the Trust. Effective December 16, 2004, Messrs. Manning and Pozen and Ms. Thomsen were appointed by the Board as Advisory Trustees and nominated by the Board to be elected as Trustees by shareholders. As Advisory Trustees, they attend meetings (or portions thereof) of the Board or Committees of the Board at the invitation of the Trustees and provide such advice and consultation as the Trustees may reasonably request. Effective December 16, 2004, Mr. Hegarty was appointed as a Trustee by the Board.

Independent Trustees recommended Mr. Hegarty and Ms. Thomsen for the position of Trustee, and MFS recommended Messrs. Manning and Pozen for the position of Trustee.

Each nominee has agreed to serve as a Trustee of the Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than eleven for the Trust. Under the terms of the Trust's retirement policy, the Trustees have a mandatory retirement age of 73 years. The eleven nominees for election as Trustees at the Meetings who receive the greatest number of votes from shareholders of all the Funds, voted as a single class, will be elected as Trustees of the Trust.

The following table presents certain information regarding the nominees and current Trustees of the Trust who are standing for reelection, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                                                              PRINCIPAL OCCUPATION(s)
                               POSITION(s) HELD          LENGTH OF           DURING THE PAST FIVEYEARS &
NAME, DATE OF BIRTH               WITH TRUST             SERVICE(1)            OTHER DIRECTORSHIPS(2)
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE NOMINEES

Robert J. Manning*            Advisory Trustee    Since December 2004       Massachusetts Financial
(born 10/20/63)               and President       (Advisory Trustee);       Services Company, Chief
                                                  Since February 2004       Executive Officer,
                                                  (President); February-    President, Chief Investment
                                                  December 2004 (Trustee)   Officer and Director
----------------------------------------------------------------------------------------------------------

Robert C. Pozen*              Advisory Trustee    Since December 2004       Massachusetts Financial
(born 08/08/46)                                   (Advisory Trustee);       Services Company, Chairman
                                                  February-December 2004    (since February 2004);
                                                  (Trustee)                 Harvard Law School
                                                                            (education), John Olin Visiting
                                                                            Professor (since July 2002);
                                                                            Secretary of Economic Affairs,
                                                                            The Commonwealth of
                                                                            Massachusetts (January 2002 to
                                                                            December 2002); Fidelity
                                                                            Investments, Vice Chairman
                                                                            (June 2000 to December 2001);
                                                                            Fidelity Management & Research
                                                                            Company (investment adviser),
                                                                            President (March 1997 to July
                                                                            2001); The Bank of New York
                                                                            (financial services), Director;
                                                                            Bell Canada Enterprises
                                                                            (telecommunications), Director;
                                                                            Medtronic, Inc. (medical
                                                                            technology), Director; Telesat
                                                                            (satellite communications),
                                                                            Director
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE NOMINEES

Lawrence H. Cohn, M.D.        Trustee             Since August 1993         Brigham and Women's
(born 03/11/37)                                                             Hospital, Chief of Cardiac
                                                                            Surgery; Harvard Medical
                                                                            School, Professor of Surgery
----------------------------------------------------------------------------------------------------------
David H. Gunning              Trustee             Since January 2004        Cleveland-Cliffs Inc.
(born 05/30/42)                                                             (mining products and service
                                                                            provider), Vice Chairman/
                                                                            Director (since April 2001);
                                                                            Encinitos Ventures (private
                                                                            investment company),
                                                                            Principal (1997 to April
                                                                            2001); Lincoln Electric
                                                                            Holdings, Inc. (welding
                                                                            equipment manufacturer),
                                                                            Director
----------------------------------------------------------------------------------------------------------
William R. Gutow              Trustee             Since December 1993       Private investor and real
(born 09/27/41)                                                             estate consultant; Capitol
                                                                            Entertainment Management
                                                                            Company (video franchise),
                                                                            Vice Chairman
----------------------------------------------------------------------------------------------------------
Michael Hegarty               Trustee             Since December 2004       Retired; AXA Financial
(born 12/21/44)                                                             (financial services and
                                                                            insurance), Vice Chairman
                                                                            and Chief Operating Officer
                                                                            (until May 2001); The
                                                                            Equitable Life Assurance
                                                                            Society (insurance),
                                                                            President and Chief
                                                                            Operating Officer (until May
                                                                            2001)
----------------------------------------------------------------------------------------------------------
J. Atwood Ives                Trustee and Chair   Since February 1992       Private investor; Eastern
(born 05/01/36)                                                             Enterprises (diversified
                                                                            services company), Chairman,
                                                                            Trustee and Chief Executive
                                                                            Officer (until November
                                                                            2000)
----------------------------------------------------------------------------------------------------------
Amy B. Lane                   Trustee             Since January 2004        Retired; Merrill Lynch &
(born 02/08/53)                                                             Co., Inc., Managing
                                                                            Director, Investment Banking
                                                                            Group (1997 to February
                                                                            2001); Borders Group, Inc.
                                                                            (book and music retailer),
                                                                            Director; Federal Realty
                                                                            Investment Trust (real
                                                                            estate investment trust),
                                                                            Trustee
----------------------------------------------------------------------------------------------------------
Lawrence T. Perera            Trustee             Since July 1981           Hemenway & Barnes
(born 06/23/35)                                                             (attorneys), Partner
----------------------------------------------------------------------------------------------------------
J. Dale Sherratt              Trustee             Since August 1993         Insight Resources, Inc.
(born 09/23/38)                                                             (acquisition planning
                                                                            specialists), President;
                                                                            Wellfleet Investments (investor
                                                                            in health care companies),
                                                                            Managing General Partner;
                                                                            Cambridge Nutraceuticals
                                                                            (professional nutritional
                                                                            products), Chief Executive
                                                                            Officer (until May 2001)
----------------------------------------------------------------------------------------------------------
Laurie J. Thomsen             Advisory Trustee    Since December 2004       Private investor; Prism
(born 08/05/57)                                                             Venture Partners (venture
                                                                            capital), Co- founder and
                                                                            General Partner (until June
                                                                            2004); St. Paul Travelers
                                                                            Companies (commercial
                                                                            property liability
                                                                            insurance), Director
----------------------------------------------------------------------------------------------------------

(1) Each current Trustee has served continuously since appointment. Messrs. Manning and Pozen, who are not currently Trustees of the Trust, served as Trustees from February to December 2004 and voluntarily resigned effective December 15, 2004, so that the composition of the Board would comply with the 1940
    Act requirement that a certain minimum percentage of Trustees be elected by Trust shareholders following the appointment by the Trustees of Mr. Hegarty as an Independent Trustee on December 16,
    2004.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    ("SEC") (i.e., "public companies").
  * "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS.
    The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each current Trustee listed above serves as a board member of 97 funds within the MFS Family of Funds. The address of each Trustee and of each Advisory Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about each Fund, including information about its investment adviser and administrator, Independent Registered Public Accounting Firm, executive officers, and the interests of certain persons appears under "Fund Information" beginning on page 13.

REQUIRED VOTE. Shareholders of all Funds of the Trust will vote together as a single class on Item 1. Each nominee named in Item 1 must be elected by a plurality of the outstanding shares of the Trust voted at the Meetings in person or by proxy.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST.

COMMITTEES
The Trust's Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. The Trust's Board has several standing committees, which are described below.

                           NUMBER OF
                           MEETINGS
                            IN LAST                                                   CURRENT
NAME OF COMMITTEE         FISCAL YEAR               FUNCTIONS                        MEMBERS(1)
------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                6      Oversees the accounting and auditing         Ives*, Lane* and
                                      procedures of the Trust and, among           Sherratt*
                                      other things, considers the selection
                                      of the Independent Registered Public
                                      Accounting Firm for the Trust and the
                                      scope of the audit, and considers the
                                      effect on the independence of those
                                      accountants of any non-audit services
                                      such accountants provide to the Trust
                                      and any audit or non-audit services
                                      such accountants provide to other MFS
                                      Funds, MFS and/or certain affiliates.
                                      The Committee is also responsible for
                                      the periodic review and approval of the
                                      Trust's custodial, transfer agency and
                                      administrative service fee
                                      arrangements, as well as for
                                      establishing procedures for the
                                      receipt, retention and treatment of
                                      complaints received by the Trust
                                      regarding accounting, internal
                                      accounting controls, or auditing
                                      matters and the confidential, anonymous
                                      submission of concerns regarding
                                      questionable Trust accounting matters
                                      by officers of the Trust and employees
                                      of the Trust's investment adviser,
                                      administrator, principal underwriter or
                                      any other provider of accounting-related
                                      services to the Trust.

COMPLIANCE AND GOVERNANCE      8      Oversees the development and                 Cohn*, Gunning*, Gutow*,
COMMITTEE                             implementation of the Trust's                Hegarty*, Ives* (ex-
                                      regulatory and fiduciary compliance          officio member) and
                                      policies, procedures and practices           Sherratt*
                                      under the 1940 Act and other applicable
                                      laws as well as oversight of compliance
                                      policies of the Trust's investment
                                      adviser and certain other service
                                      providers as they relate to Trust
                                      activities. The Trust's Independent
                                      Chief Compliance Officer reports
                                      directly to the Committee and assists
                                      the Committee in carrying out its
                                      responsibilities. In addition, the
                                      Committee advises and makes
                                      recommendations to the Board on matters
                                      concerning Trustee practices and
                                      recommendations concerning the
                                      functions and duties of the committees
                                      of the Board.

CONTRACTS REVIEW               3      Requests, reviews and considers the          All Independent Trustees
COMMITTEE                             information deemed reasonably                of the Board (Cohn,
                                      necessary to evaluate the terms of the       Gunning, Gutow, Hegarty,
                                      investment advisory and principal            Ives, Lane, Perera,
                                      underwriting agreements and the Plan         Sherratt, and Smith)
                                      of Distribution under Rule 12b-1 that
                                      the Trust proposes to renew or
                                      continue, and to make its
                                      recommendations to the full Board of
                                      Trustees on these matters.

NOMINATION AND                 4      Recommends qualified candidates to the       All Independent Trustees
COMPENSATION COMMITTEE                Board in the event that a position is        of the Board (Cohn,
                                      vacated or created. The Committee will       Gunning, Gutow, Hegarty,
                                      consider recommendations by shareholders     Ives, Lane, Perera,
                                      when a vacancy exists. Shareholders          Sherratt, and Smith)
                                      wishing to recommend candidates for
                                      Trustee for consideration by the
                                      Committee may do so in writing to the
                                      Trust's Secretary at the principal
                                      executive office of the Trust. Such
                                      recommendations must be accompanied by
                                      biographical and occupational data on
                                      the candidate (including whether the
                                      candidate would be an "interested
                                      person" of the Trust), a written
                                      consent of the candidate to be named as
                                      a nominee and to serve as Trustee if
                                      elected, record and ownership
                                      information for the recommending
                                      shareholder with respect to the Trust,
                                      and a description of any arrangements
                                      or understandings regarding
                                      recommendation of the candidate for
                                      consideration. The Committee is also
                                      responsible for making recommendations
                                      to the Board regarding any necessary
                                      standards or qualifications for service
                                      on the Board. The Committee also
                                      reviews and makes recommendations to
                                      the Board regarding compensation for
                                      the Independent Trustees.

PORTFOLIO TRADING AND          6      Oversees the policies, procedures and        Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                      practices of the Trust with respect to       Hegarty*, Ives* (ex-
COMMITTEE                             brokerage transactions involving             officio member),
                                      portfolio securities as those policies,      Perera*, and Smith*
                                      procedures and practices are carried
                                      out by MFS and its affiliates. The
                                      Committee also oversees the
                                      administration of the Trust's proxy
                                      voting policies and procedures by MFS.
                                      In addition, the Committee receives
                                      reports from MFS regarding the
                                      policies, procedures and practices of
                                      MFS and its affiliates in connection
                                      with their marketing and distribution
                                      of shares of the Trust.

PRICING COMMITTEE              4      Oversees the determination of the            Ives* (ex-officio
                                      value of the portfolio securities and        member), Lane*, Perera*,
                                      other assets held by the Trust and           and Smith*
                                      determines or causes to be determined
                                      the fair value of securities and assets
                                      for which market quotations are not
                                      "readily available" in accordance with
                                      the 1940 Act. The Committee delegates
                                      primary responsibility for carrying out
                                      these functions to MFS and MFS'
                                      internal valuation committee pursuant
                                      to pricing policies and procedures
                                      approved by the Committee and adopted
                                      by the full Board, which include
                                      methodologies to be followed by MFS to
                                      determine the fair values of portfolio
                                      securities and other assets held by the
                                      Trust for which market quotations are
                                      not readily available. The Committee
                                      meets periodically with the members of
                                      MFS' internal valuation committee to
                                      review and assess the quality of fair
                                      valuation and other pricing
                                      determinations made pursuant to the
                                      Trust's pricing policies and
                                      procedures, and to review and assess
                                      the policies and procedures themselves.
                                      The Committee also exercises the
                                      responsibilities of the Board under the
                                      Amortized Cost Valuation Procedures
                                      approved by the Board on behalf of each
                                      Fund which holds itself out as a "money
                                      market fund" in accordance with Rule
                                      2a-7 under the 1940 Act.

----------
(1) Information about each committee member (other than Ms. Elaine Smith, who is not standing for reelection) is set forth above on pages 3-5.
  * Independent Trustees.

The Trustees generally hold at least nine regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Funds is reviewed by the Trustees at each meeting and more in-depth reviews of particular Funds are conducted by the Trustees throughout the year. The Trust held 14 Board meetings during the fiscal year ended June 30, 2004. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for the Trust.

NOMINATION AND COMPENSATION COMMITTEE
The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trust currently does not maintain a website on which the charter is available.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;
(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by the Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the Trust's expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trust's Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary. Please refer to Exhibit 1 for details.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Trust.

SHARE OWNERSHIP
As of January 18, 2005, the Trustees and officers of each Fund as a whole owned less than 1% of the outstanding shares of any Fund.

The following table shows the dollar range of equity securities beneficially owned by each nominee (i) in each Fund and (ii) on an aggregate basis, in all MFS funds overseen, or to be overseen, by the Trustees as of January 18, 2005.

The following dollar ranges apply:

    N. None
    A. $1 - $10,000
    B. $10,001 - $50,000
    C. $50,001 - $100,000
    D. Over $100,000

                                                                                                    AGGREGATE DOLLAR
                                                                                     AGGREGATE      RANGE OF EQUITY
                                                                                      DOLLAR         SECURITIES IN
                                                                                     RANGE OF        ALL MFS FUNDS
                                                                                      EQUITY       OVERSEEN OR TO BE
                                                                                   SECURITIES IN    OVERSEEN BY THE
NAME OF TRUSTEE                 INDIVIDUAL FUND NAME                                 THE FUND           NOMINEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE NOMINEES

Robert J. Manning               MFS Institutional International Equity Fund              N                 D
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

Robert C. Pozen                 MFS Institutional International Equity Fund              N                 D
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

INDEPENDENT TRUSTEE NOMINEES

Lawrence H. Cohn, M.D.          MFS Institutional International Equity Fund              N                 D
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

David H. Gunning                MFS Institutional International Equity Fund              N                 D
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

William R. Gutow                MFS Institutional International Equity Fund              N                 D
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

Michael Hegarty                 MFS Institutional International Equity Fund              N                 N
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

J. Atwood Ives                  MFS Institutional International Equity Fund              N                 D
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

Amy B. Lane                     MFS Institutional International Equity Fund              N                 A
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

Lawrence T. Perera              MFS Institutional International Equity Fund              N                 D
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

J. Dale Sherratt                MFS Institutional International Equity Fund              N                 D
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

Laurie J. Thomsen               MFS Institutional International Equity Fund              N                 N
                                MFS Institutional International Research
                                  Equity Fund                                            N
                                MFS Institutional Large Cap Growth Fund                  N
                                MFS Institutional Large Cap Value Fund                   N

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES
The Board of Trustees of the Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Institutional Trust, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Fund to which they relate and (iii) identify the class and number of shares held by the shareholder. The Fund's Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Fund literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. The Trust's Trustees are not required to attend the Fund's shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

The Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by each Fund for the fiscal year ended on June 30, 2004. Interested Trustees receive no compensation from any Fund for their services as Trustees. The table includes information for Mr. Ward Smith, who passed away on August 15, 2004, Mr. William Poorvu, who retired as a Trustee of the Trust at the end of calendar year 2004, and Ms. Smith, who is not standing for reelection.

                                                                                       TOTAL CASH
                                                                                      COMPENSATION
                                                                    TRUSTEE FEES     FROM FUND AND
NAME OF TRUSTEE(1)           INDIVIDUAL FUND NAME                    FROM FUND      FUND COMPLEX(2)
---------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.       MFS Institutional International
                               Equity Fund                            $769.89         $196,098.20
                             MFS Institutional International
                               Research Equity Fund                   $251.15
                             MFS Institutional Large Cap Growth
                               Fund                                   $907.79
                             MFS Institutional Large Cap Value
                               Fund                                   $484.11

David H. Gunning(3)          MFS Institutional International
                               Equity Fund                            $568.69         $196,098.20
                             MFS Institutional International
                               Research Equity Fund                   $165.02
                             MFS Institutional Large Cap Growth
                               Fund                                   $563.38
                             MFS Institutional Large Cap Value
                               Fund                                   $282.91

William R. Gutow             MFS Institutional International
                               Equity Fund                            $769.89         $196,098.20
                             MFS Institutional International
                               Research Equity Fund                   $251.15
                             MFS Institutional Large Cap Growth
                               Fund                                   $907.79
                             MFS Institutional Large Cap Value
                               Fund                                   $484.11

Michael Hegarty(4)           MFS Institutional International
                               Equity Fund                              N/A           $ 20,977.44
                             MFS Institutional International
                               Research Equity Fund                     N/A
                             MFS Institutional Large Cap Growth
                               Fund                                     N/A
                             MFS Institutional Large Cap Value
                               Fund                                     N/A

J. Atwood Ives               MFS Institutional International
                               Equity Fund                            $857.26         $266,098.20
                             MFS Institutional International
                               Research Equity Fund                   $271.80
                             MFS Institutional Large Cap Growth
                               Fund                                   $969.27
                             MFS Institutional Large Cap Value
                               Fund                                   $521.57

Amy B. Lane(3)               MFS Institutional International
                               Equity Fund                            $573.07         $197,098.20
                             MFS Institutional International
                               Research Equity Fund                   $165.96
                             MFS Institutional Large Cap Growth
                               Fund                                   $565.99
                             MFS Institutional Large Cap Value
                               Fund                                   $284.63

Lawrence T. Perera           MFS Institutional International
                               Equity Fund                            $781.77         $201,098.20
                             MFS Institutional International
                               Research Equity Fund                   $255.61
                             MFS Institutional Large Cap Growth
                               Fund                                   $924.36
                             MFS Institutional Large Cap Value
                               Fund                                   $491.95

William J. Poorvu            MFS Institutional International
                               Equity Fund                            $786.15         $207,098.20
                             MFS Institutional International
                               Research Equity Fund                   $256.55
                             MFS Institutional Large Cap Growth
                               Fund                                   $926.97
                             MFS Institutional Large Cap Value
                               Fund                                   $493.67

J. Dale Sherratt             MFS Institutional International
                               Equity Fund                            $828.31         $211,098.20
                             MFS Institutional International
                               Research Equity Fund                   $263.70
                             MFS Institutional Large Cap Growth
                               Fund                                   $942.58
                             MFS Institutional Large Cap Value
                               Fund                                   $507.06

Elaine R. Smith              MFS Institutional International
                               Equity Fund                            $785.96         $201,098.20
                             MFS Institutional International
                               Research Equity Fund                   $254.61
                             MFS Institutional Large Cap Growth
                               Fund                                   $917.36
                             MFS Institutional Large Cap Value
                               Fund                                   $490.43

Ward Smith                   MFS Institutional International
                               Equity Fund                            $861.61         $144,152.43
                             MFS Institutional International
                               Research Equity Fund                   $270.93
                             MFS Institutional Large Cap Growth
                               Fund                                   $962.15
                             MFS Institutional Large Cap Value
                               Fund                                   $517.00

----------
(1) Each Trustee who is an "interested person" of MFS (within the meaning of the 1940 Act) serves without any compensation from any Fund.
(2) For calendar year 2004. Trustees receiving compensation from the Trust served as Trustee of 97 funds within the MFS Fund complex (having aggregate net assets at December 31, 2004 of approximately $92 billion). This column does not include fees in the amount of $20,977.44 received by Ms. Thomsen from the MFS Fund complex for her services as an Advisory Trustee.
(3) Mr. Gunning and Ms. Lane became Trustees on January 27, 2004.
(4) Mr. Hegarty became a Trustee after the fiscal-year end of the Trust but before the end of calendar year 2004. Accordingly, the table indicates that he did not receive compensation from the Funds during their reporting period but did receive compensation from the complex during calendar year 2004.

FUND INFORMATION
This section provides certain information about each Fund, including information about its investment adviser, Independent Registered Public Accounting Firm, executive officers, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
Each Fund engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. Each Fund engages as its principal underwriter MFS Fund Distributors, Inc. ("MFD"), a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Independent Registered Public Accounting Firm for each Fund is Deloitte & Touche LLP ("Deloitte"), and the fiscal year end for each Fund is June 30. The Independent Registered Public Accounting Firm does not have a direct or material indirect interest in any Fund.

Representatives of the applicable Independent Registered Public Accounting Firm are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Fund and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Fund (including MFS Service Center, Inc.) (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Fund. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Fund, for each Fund's two most recent fiscal years, the fees billed by each Fund's Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund's Service Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:

     (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

     (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees", including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

    (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

     (iv) All Other Fees - fees for products and services provided to the Fund by the Independent Registered Public Accounting Firm other than those reported under "Audit Fees", "Audit-Related Fees" and "Tax Fees."

Schedule A attached hereto also sets forth the aggregate fees billed by each Fund's Independent Registered Public Accounting Firm, for each Fund's two most recent fiscal years, for non-audit services rendered to each Fund and each Fund's Service Affiliates.

The Audit Committee has considered whether the provision by the Trust's Independent Registered Public Accounting Firm of non-audit services to the Trust's Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Trust's principal auditor.

EXECUTIVE OFFICERS
The following table provides information about the current executive officers of each Fund including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                                                             PRINCIPAL OCCUPATIONS
                                 POSITION(s) HELD        OFFICER           DURING THE PAST FIVE YEARS
NAME, DATE OF BIRTH                 WITH FUND            SINCE(1)              & DIRECTORSHIPS(2)
------------------------------------------------------------------------------------------------------
OFFICERS

Robert J. Manning(3)           President             February 2004      Massachusetts Financial Services
(born 10/20/63)                                                         Company, Chief Executive
                                                                        Officer, President, Chief
                                                                        Investment Officer and Director

James R. Bordewick, Jr.(3)     Assistant Secretary   September 1990     Massachusetts Financial Services
(born 03/06/59)                and Assistant Clerk                      Company,  Senior  Vice President
                                                                        and Associate General Counsel

Jeffrey N. Carp(3)             Secretary and Clerk   September 2004     Massachusetts Financial Services
(born 12/01/56)                                                         Company, Senior Vice President,
                                                                        General Counsel and Secretary
                                                                        (since April 2004); Hale and Dorr
                                                                        LLP (law firm) (prior to April
                                                                        2004)

Stephanie A. DeSisto(3)        Assistant Treasurer   May 2003           Massachusetts Financial Services
(born 10/01/53)                                                         Company, Vice President (since
                                                                        April 2003); Brown Brothers
                                                                        Harriman & Co., Senior Vice
                                                                        President (November 2002 to April
                                                                        2003); ING Groep N.V./ Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to November
                                                                        2002)

James F. DesMarais(3)          Assistant Secretary   September 2004     Massachusetts Financial Services
(born 03/09/61)                and Assistant Clerk                      Company, Assistant General
                                                                        Counsel

Richard M. Hisey(3)            Treasurer             August 2002        Massachusetts Financial Services
(born 08/29/58)                                                         Company, Senior Vice President
                                                                        (since July 2002); The Bank of
                                                                        New York, Senior Vice President
                                                                        (September 2000 to July 2002);
                                                                        Lexington Global Asset Managers,
                                                                        Inc., Executive Vice President
                                                                        and Chief Financial Officer
                                                                        (prior to September 2000);
                                                                        Lexington Funds, Chief Financial
                                                                        Officer (prior to September 2000)

Brian T. Hourihan(3)           Assistant Secretary   September 2004     Massachusetts Financial Services
(born 11/11/64)                and Assistant Clerk                      Company, Vice President, Senior
                                                                        Counsel and Assistant Secretary
                                                                        (since June 2004); Affiliated
                                                                        Managers Group, Inc., Chief Legal
                                                                        Officer/Centralized Compliance
                                                                        Program (January to April 2004);
                                                                        Fidelity Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January 2004)

Ellen Moynihan(3)              Assistant Treasurer   April 1997         Massachusetts Financial Services
(born 11/13/57)                                                         Company, Vice President

Frank L. Tarantino             Independent Chief     June 2004          MFS Family of Funds, Independent
(born 03/07/44)                Compliance Officer                       Chief Compliance Officer; CRA
                                                                        Business Strategies Group
                                                                        (consulting services), Executive
                                                                        Vice President (April 2003 to
                                                                        June 2004); David L. Babson & Co.
                                                                        (investment adviser), Managing
                                                                        Director, Chief Administrative
                                                                        Officer and Director (February
                                                                        1997 to March 2003)

James O. Yost(3)               Assistant Treasurer   September 1990     Massachusetts Financial Services
(born 06/12/60)                                                         Company, Senior Vice President

----------
(1) Date first appointed to serve as an officer of a Fund. Each officer has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the SEC (i.e., "public companies").
(3) "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with
    MFS.

Each Fund's officers hold comparable positions with the 97 funds in the MFS Family of Funds, and with certain affiliates of MFS. The address of each officer is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

INTERESTS OF CERTAIN PERSONS
Schedule B attached hereto sets forth, as of January 18, 2005, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of such Fund.

LITIGATION
Since December 2003, MFS, MFD, MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds and Trusts, certain current and/or former Trustees of the trusts of which these MFS funds are series and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. Of these lawsuits, four are derivative actions that have been brought on behalf of all the MFS funds and name among the defendants the following Trustees who are nominees: Dr. Lawrence H. Cohn, M.D., Mr. William R. Gutow, Mr. J. Atwood Ives, Mr. Lawrence
T. Perera and Mr. J. Dale Sherratt. The derivative action relating to market timing and related matters, styled as Hammerslough v. Massachusetts Financial Services Company, et al., U.S.D.C. (D. Md.), MDL 1586, is a consolidated action before the United States District Court for the District of Maryland, in the multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (consolidation began March 19, 2004)). The plaintiffs in this consolidated action generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declarative relief. The other three derivative lawsuits, which have been brought on behalf of certain MFS funds, not including the Funds, allege improper brokerage allocation practices and excessive compensation and are pending in the United States District Court for the District of Massachusetts: Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (instituted on March 25, 2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (instituted on April 15, 2004); and Koslow v. Sun Life Financial Inc., et al., U.S.D.C. (D. Mass.), No. 04cv11019 (instituted on May 20, 2004). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. These various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty,
J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and
(b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of a Fund's outstanding shares entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned by such shareholder, times net asset value per share) of the Fund that such shareholder owns at the close of business on January 18, 2005, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote.

Each Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INSTRUCTIONS FOR VOTING PROXIES
The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

SUBMISSION OF PROPOSALS
Each of the Funds is part of a Massachusetts business trust and, as such, is not required to hold annual meetings of shareholders. However, the Trustees may, from time to time, schedule special meetings. Shareholder proposals for inclusion in a Fund's proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

ADDITIONAL INFORMATION
Because all shareholders will vote together as a single class with respect to the election of Trustees, the Meeting of shareholders of each Fund is called to be held at the same time as the Meetings of shareholders of each of the other Funds. It is anticipated that all Meetings will be held simultaneously.

With regard to a proposal other than the election of Trustees (if any), if any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Funds.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement, please contact MFS Institutional Advisers, Inc. at (877) 960-6077.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

February 3, 2005                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
                       MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                                    MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                                     MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

                                                                      EXHIBIT 1

                               MFS FUNDS BOARD
                NOMINATION AND COMPENSATION COMMITTEE CHARTER

                         (ADOPTED AS OF JULY 20, 2004)

The Board of Trustees (the "Board") of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a "Trust" and, collectively, the "Trusts"), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the "Committee") of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a "Fund" and, collectively, the "Funds"). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

STATEMENT OF PURPOSES AND RESPONSIBILITIES
The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board's approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members ("Independent Trustees") who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

ORGANIZATION AND GOVERNANCE
The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee's chair or co-chair, as the case may be. The Committee may delegate any portion of it authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust's By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

COMMITTEE DUTIES AND RESPONSIBILITIES The duties and responsibilities of the Committee include:

Nomination

1. To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

3. To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board's approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) overall diversity of the Board's composition,
   (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

4. To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Compensation

1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

2. In formulating the Committee's recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

General

1. To make such other recommendations and reports to the Board within the scope of the Committee's functions.

2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

                                                       APPENDIX A TO EXHIBIT 1

                         TRUSTS COVERED BY THE CHARTER
                             (AS OF JULY 20, 2004)

MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
Massachusetts Investors Growth Stock Fund
Massachusetts Investors Trust
MFS Charter Income Trust
MFS Government Limited Maturity Fund
MFS Government Markets Income Trust
MFS Government Securities Fund
MFS Growth Opportunities Fund
MFS Institutional Trust
MFS Intermediate Income Trust
MFS Multimarket Income Trust
MFS Municipal Income Trust
MFS Municipal Series Trust
MFS Special Value Trust
MFS Variable Insurance Trust

                                                       APPENDIX B TO EXHIBIT 1

           PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
                             (AS OF JULY 20, 2004)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee's consideration:

1. The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

2. The shareholder recommendation must include, with respect to each applicable
   Trust:

   (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the "candidate"); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

   (ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

  (iii) the recommending shareholder's name as it appears on the Trust's books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee's satisfaction by a recent brokerage or account statement); and

   (iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

                                                                    SCHEDULE A

For each Fund's last two fiscal years, fees billed by each Fund's Independent Registered Public Accounting Firm for services provided directly to each Fund:

                                      INDEPENDENT
                                      REGISTERED                                     AUDIT-RELATED
                                        PUBLIC              AUDIT FEES                    FEES                   TAX FEES
                                      ACCOUNTING    --------------------------  ------------------------  -----------------------
FUND                                     FIRM           2004          2003         2004         2003         2004        2003
---------------------------------------------------------------------------------------------------------------------------------
MFS Institutional International      Deloitte            $29,625       $28,550           $0           $0      $5,700       $4,700
  Equity Fund
MFS Institutional International      Deloitte            $30,200       $10,600           $0           $0      $5,400       $4,400
  Research Equity Fund
MFS Institutional Large Cap Growth   Deloitte            $29,350       $28,300           $0           $0      $5,400       $4,400
  Fund
MFS Institutional Large Cap Value    Deloitte            $29,050       $25,450           $0           $0      $5,400       $4,400
  Fund

For each Fund's last two fiscal years, no fees were billed by any Independent Registered Public Accounting Firm that would be disclosed under the caption "All Other Fees" to any Fund.

For each Fund's last two fiscal years, fees billed by each Fund's Independent Registered Public Accounting Firm for services provided to each Fund's Service Affiliates that relate directly to such Fund's operations and financial reporting:

                                      INDEPENDENT
                                      REGISTERED          AUDIT-RELATED
                                        PUBLIC               FEES(1)                  TAX FEES(1)            ALL OTHER FEES(1)
                                      ACCOUNTING    --------------------------  ------------------------  -----------------------
FUND                                     FIRM           2004          2003         2004         2003         2004        2003
---------------------------------------------------------------------------------------------------------------------------------
Service Affiliates of MFS            Deloitte           $601,650      $126,500      $35,000      $20,000      $7,500      $87,433
  Institutional International
  Equity Fund
Service Affiliates of MFS            Deloitte           $601,650      $126,500      $35,000      $20,000      $7,500      $87,433
  Institutional International
  Research Equity Fund
Service Affiliates of MFS            Deloitte           $601,650      $126,500      $35,000      $20,000      $7,500      $87,433
  Institutional Large Cap Growth
  Fund
Service Affiliates of MFS            Deloitte           $601,650      $126,500      $35,000      $20,000      $7,500      $87,433
  Institutional Large Cap Value
  Fund

----------
(1) This amount reflects the fees billed to Service Affiliates of the Fund for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of all funds within the MFS fund complex).

For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the SEC rules relating to pre-approval of non-audit services had been in effect. During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by each Independent Registered Public Accounting Firm, for each Fund's two most recent fiscal years, for non-audit services rendered to each Fund and each Fund's Service Affiliates:

                                                         INDEPENDENT REGISTERED
FUND                                                     PUBLIC ACCOUNTING FIRM             2004              2003
---------------------------------------------------------------------------------------------------------------------
MFS Institutional International Equity Fund              Deloitte                          $757,850          $262,962
MFS Institutional International Research Equity Fund     Deloitte                          $757,550          $262,662
MFS Institutional Large Cap Growth Fund                  Deloitte                          $757,550          $262,662
MFS Institutional Large Cap Value Fund                   Deloitte                          $757,550          $262,662

                                                                                                         SCHEDULE B

                                            INTERESTS OF CERTAIN PERSONS

As of January 18, 2005, to the best knowledge of each Fund, the following shareholders beneficially owned more than
5% of the outstanding shares of such Fund.

                                                                                 NUMBER OF
                                                                                OUTSTANDING      PERCENTAGE OF
                                                                                  SHARES          OUTSTANDING
                                                 NAME AND ADDRESS              BENEFICIALLY          SHARES
FUND NAME                                         OF SHAREHOLDER                   OWNED             OWNED
------------------------------------------------------------------------------------------------------------------
MFS INSTITUTIONAL INTERNATIONAL        AMERICAN EXPRESS TRUST                  2,962,802.98           6.26
  EQUITY FUND                          CO FBO AMERICAN EXPRESS
                                       TRUST RET PLAN
                                       50534 AXP FINANCIAL CTR
                                       MINNEAPOLIS MN 55474

                                       NESTLE IN THE USA                       2,604,540.23           5.50
                                       PENSION TRUST
                                       800 N BRAND BLVD
                                       GLENDALE CA 91203-1245

                                       PEARSON INC RETIREMENT                  3,857,684.37           8.15
                                       PLAN c/o JPMORGAN RPS
                                       MGMT RPTG TEAM
                                       9300 WARD PARKWAY
                                       KANSAS CITY MO 64114-3317

                                       TRINITY UNIVERSITY                      2,461,872.29           5.20
                                       1 TRINITY PL
                                       SAN ANTONIO TX 78212-7200

MFS INSTITUTIONAL INTERNATIONAL        SALOMON SMITH BARNEY                    4,327,835.66          46.05
  RESEARCH EQUITY FUND                 INC. 00116823568
                                       333 WEST 34TH ST
                                       3RD FLOOR
                                       NEW YORK NY 10001-2402

                                       SALOMON SMITH BARNEY                    2,850,904.54          30.34
                                       INC. 00116823582
                                       333 WEST 34TH ST
                                       3RD FLOOR
                                       NEW YORK NY 10001-2402

                                       SALOMON SMITH BARNEY                    1,016,503.22          10.82
                                       INC. 00116823569
                                       333 WEST 34TH ST
                                       3RD FLOOR
                                       NEW YORK NY 10001-2402

                                       SALOMON SMITH BARNEY                     682,426.51            7.26
                                       INC. 00116823570
                                       333 WEST 34TH ST
                                       3RD FLOOR
                                       NEW YORK NY 10001-2402

                                       SALOMON SMITH BARNEY                     496,421.63            5.28
                                       INC. 00116823571
                                       333 WEST 34TH ST
                                       3RD FLOOR
                                       NEW YORK NY 10001-2402

MFS INSTITUTIONAL LARGE                CUMBERLAND COUNTY                       1,877,780.11          23.25
  CAP GROWTH FUND                      RETIREMENT BOARD JOHN GROSS
                                       TREASURER ALFRED L WHITCOMB
                                       CONTROLLER 1 COURT HOUSE SQ CARLISLE
                                       PA 17013-3323

                                       FIDELITY INVESTMENTS INSTITUTIONAL       420,698.43            5.21
                                       OPERATIONS CO INC (FIIOC) AS AGENT
                                       FOR CERTAIN EMPLOYEE BENEFIT PLANS
                                       100 MAGELLAN WAY # KW1C COVINGTON KY
                                       41015-1999

                                       POST & CO #119248                       2,544,850.72          31.51
                                       c/o BANK OF NEW YORK PO BOX 1066
                                       NEW YORK NY
                                       10268-1066

                                       WENDEL & CO #502153                     2,247,302.65          27.83
                                       c/o THE BANK OF NEW YORK MUTUAL FUND /
                                       /REORG DEPT P O BOX 1066 WALL STREET
                                       STATION NEW YORK NY 10268-1066

                                       WORCESTER ACADEMY 81 PROVIDENCE ST       984,870.62           12.20
                                       WORCESTER MA 01604-4299

MFS INSTITUTIONAL LARGE                CITIBANK NA TRUSTEE FOR RJ REYNOLDS     1,827,773.57          18.63
  CAP VALUE FUND                       CAPITAL INVESTMENT PLAN 111 WALL
                                       STREET 14TH FLOOR ZONE 06 NEW YORK
                                       NY 10043-1000

                                       CITY OF LEOMINSTER CONTRIBUTORY         2,882,265.77          29.38
                                       RETIREMENT SYSTEM 25 WEST ST
                                       LEOMINSTER MA 01453-5699

                                       HEICO HOLDING INC MASTER RETIREMENT     1,300,056.06          13.25
                                       TRUST 2626 WARRENVILLE RD STE 300
                                       DOWNERS GROVE IL 60515

                                       SAVANNAH ILA EMPLOYERS PENSION PLAN      536,414.89            5.47
                                       PO BOX 1280 SAVANNAH GA 31402-1280

                                       US BANK FBO OREGON AND SOUTHWEST        1,322,554.49          13.48
                                       WASHINGTON PAINTERS PENSION TRUST
                                       FUND PO BOX 1787 MILWAUKEE WI
                                       53201-1787

                                       YORK COLLEGE OF PENNSYLVANIA POOLED      592,898.86            6.04
                                       INVESTMENT COUNTRY CLUB ROAD YORK PA
                                       17405

                                       SAVANNAH ILA EMPLOYERS PENSION PLAN      536,414.89            5.47
                                       PO BOX 1280 SAVANNAH GA 31402-1280

M F S(SM)
INVESTMENT MANAGEMENT(R)
                                                                  MFSI-PRX-2/05

THREE EASY WAYS TO VOTE YOUR PROXY

READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.
TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
INTERNET: Go to www.proxyweb.com and follow the on-line directions.
MAIL: Vote, sign, date and return your proxy by mail.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2005

FUND NAME PRINTS HERE

The undersigned hereby appoints James R. Bordewick, Jr., Jeffrey N. Carp, James
F. DesMarais, Richard M. Hisey and Brian T. Hourihan and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Wednesday, March 23, 2005 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

Date ________________________

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------
Signature           (PLEASE SIGN WITHIN BOX)

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

MFS Int fg

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR THE ITEM.

ITEM 1. To elect Trustees

Nominees:

(01) Lawrence H. Cohn, M.D.
(02) David H. Gunning
(03) William R. Gutow
(04) Michael Hegarty
(05) J. Atwood Ives
(06) Amy B. Lane
(07) Robert J. Manning
(08) Lawrence T. Perera
(09) Robert C. Pozen
(10) J. Dale Sherratt
(11) Laurie J. Thomsen



FOR all Nominees listed              WITHHOLD authority to
(except as marked to the             vote for all nominees
contrary at left)

        0                                      0

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

-------------------------------------------------------------------------------

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
MFS Int    fg